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                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


        THIS FIRST AMENDMENT (this "FIRST AMENDMENT") is made as of November 24, 2004, by and among Narrowstep Limited (registered number 4412126) (the "SUBSIDIARY"), Narrowstep Inc., a Delaware corporation (the "COMPANY"), and Iolo Jones, an individual residing at 103B South Hill Park, London NW3 2SP (the "Employee"), to amend, supplement and clarify certain provisions of the Agreement dated May 10, 2002 between the Subsidiary and the Employee regarding the terms of the Employee's employment with the Subsidiary (the "EMPLOYMENT AGREEMENT"). Capitalized terms not defined herein have the meanings set forth in the Employment Agreement.

                          W I T N E S S E T H T H A T:

        WHEREAS, the Subsidiary and the Employee entered into the Employment Agreement; and

        WHEREAS, the parties hereto desire to add the Company as a party to the Employment Agreement and to clarify and amend certain provisions of the Employment Agreement; and

        WHEREAS, the Employee has agreed to such clarifications and amendments and is willing to provide the services under the Employment Agreement as amended hereby.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.      CLARIFICATION AND AMENDMENT OF SCHEDULE 1.

                A. Schedule 1 to the Employment Agreement lists Employee's Remuneration as "(pound)48,000" and states that "Upon the company achieving a quarterly profit your salary will be reviewed to (pound)90,000 and thereafter reviewed by the company's remuneration committee." The parties agree that, in satisfaction and in lieu of such requirements, the Employee's Remuneration shall initially, commencing on June 1, 2003, be base salary at the annualized rate of (pound)42,000 per year payable in accordance with the customary payroll practices of the Subsidiary, as they may be in effect from time to time (the "BASE SALARY"). The parties further agree that, upon the Company first recording gross profits (as determined on a consolidated basis and in accordance with U.S. Generally Accepted Accounting Procedures ("US GAAP")) for any fiscal quarter, the Employee's Base Salary shall be increased, effective upon the first day of the next fiscal quarter of the Company, to (pound)90,000, and thereafter will be reviewed from time to time by the Compensation Committee of the Board of Directors of the Company or the Subsidiary or the Board of Directors of the Subsidiary itself if the Company and the Subsidiary do not maintain such a committee, for further increases (but not decreases), as such body shall determine in its sole discretion.

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                B.      Schedule 1 to the Employment Agreement states that the
Employee "will be paid a fee equivalent to 5% of the previous year's audited turnover of any acquisition target if profitable or 1% if not profitable, subject to Board approval in each case." The parties agree that, in satisfaction and in lieu of such requirement, upon consummation by the Company, or any subsidiary of the Company, of the acquisition of another company (the "ACQUIRED COMPANY"), whether by merger, asset purchase, stock purchase or otherwise, at the end of the fiscal quarter of the Subsidiary during which such acquisition is consummated, the Subsidiary shall pay the Employee a fee equal to (a) in the event that the Acquired Company had gross profits for the fiscal year ended immediately preceding the date of the consummation of such acquisition (the "PRIOR FISCAL YEAR"), 5% of the gross revenue of the Acquired Company (as determined in accordance with US GAAP for the Prior Fiscal Year ("GROSS REVENUE"); or (b) in the event that the Acquired Company had gross losses for such Prior Fiscal Year, 1% of the Gross Revenue.

                C. Schedule 1 to the Employment Agreement states that "Share options based on the share price at the time of granting them will be made to ensure that you do not dilute below 20% as a result of acquisition or fund raising." The parties agree that, in satisfaction and in lieu of such requirement, (i) effective as of the date of the Employment Agreement (the "EFFECTIVE DATE") in the event that the Company issues (each such issuance as described, a "DILUTIVE ISSUANCE") shares of common stock, or options or warrants exercisable for or securities convertible into shares of such common stock (collectively, the "CONVERTIBLE SECURITIES"), of the Company in connection with any acquisition by the Company, or any subsidiary of the Company, of another company (whether by merger, asset purchase, stock purchase or otherwise) or in connection with any fundraising activities of the Company, in each case, on or after the Effective Date and on or prior to December 31, 2004, and in all cases, excluding any issuances to the Employee, then in such event, on December 31, 2004 the Company shall grant to the Employee options to purchase that number of shares of the Company's common stock such that, assuming exercise of such options, the Employee shall own an aggregate of 20% of the Company's issued and outstanding common stock less any shares of common stock which he has sold or transferred prior to the date of such grant (assuming for purposes of such calculation the exercise of any outstanding Convertible Securities held by the Employee (including such options) but excluding any other Convertible Securities) as of such date, and (ii) in the event that the Company makes a Dilutive Issuance after December 31, 2004 and on or prior to December 31, 2007, and in all cases, excluding any issuances to the Employee, then in such event, the Compensation Committee of the Board of Directors of the Company or the Subsidiary or the Board of Directors of the Subsidiary itself if the Company and the Subsidiary do not maintain such a committee may, in its sole discretion, grant to the Employee options to purchase that number of shares of the Company's common stock such that the Employee shall have the same percentage ownership of the Company's common stock (assuming the exercise and/or conversion of all outstanding Convertible Securities held by the Employee (including such options) but excluding any other Convertible Securities and excluding for purposes of such percentage ownership calculation in calculating the shares owned by Employee any shares of common stock or Convertible Securities acquired by the Employee after the date of this Amendment other than such options as are granted pursuant to the terms of this paragraph C) after giving effect to such Dilutive Issuance as the Employee had immediately prior to such Dilutive Issuance; provided, however that the number of shares for which options shall be granted pursuant to this clause (ii) shall be calculated at the end of each fiscal year of the Company and shall be granted on such date. All options granted pursuant to this paragraph C


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shall have an exercise price per share equal to the fair market value of one share of the Company's common stock at the time of such grant, shall vest immediately upon grant, shall have an expiration date of December 31, 2012 and shall be evidenced by an option agreement between the Company and the Employee substantially in the form used by the Company to evidence option grants under its Restated 2004 Stock Plan, as may be amended from time to time.

        2. RATIFICATION OF EMPLOYMENT AGREEMENT. Except as expressly amended or modified pursuant to the terms of this First Amendment, the Employment Agreement shall continue in full force and effect. Employee hereby waives any and all rights, whether accrued or contingent, which he may otherwise have had under the Employment Agreement pursuant to provisions thereof which have been modified or superceded by this First Amendment, except, in all cases, as arise as a result of the provisions hereof. The clarifications and amendments to the Employment Agreement contained in this First Amendment shall be considered an integral part of the Employment Agreement.

        3. CHOICE OF LAW. This First Amendment shall be governed and interpreted in accordance with English law.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]


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        EXECUTED as a DEED for and on behalf of the Subsidiary by:



                                        /s/ Peter Lloyd
                                        ----------------------------------------
                                        Director



                                        /s/ Conrad Nortier
                                        ----------------------------------------
                                        Secretary



        EXECUTED as a DEED for and on behalf of the Company by:


                                        /s/ Paul Robinson
                                        ----------------------------------------
                                        Title:



        Signed by the said IOLO JONES:



                                        /s/ Iolo Jones
                                        ----------------------------------------
                                        Iolo Jones

        In the presence of:



                                        /s/ Sze Fairman
                                        ----------------------------------------
                                        Name:


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